UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 31, 2003

                             Zoom Technologies, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-18672                                   51-0448969
                -------                            ----------------------
           (Commission File Number)         (I.R.S. Employer Identification No.)

            207 South Street, Boston, MA                       02111
      ----------------------------------------            ---------------
      (Address of Principal Executive Offices)               (Zip Code)

                              (617) 423-1072
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)

       (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
       (c) Exhibits.

Exhibit Number        Description
--------------        -----------
    99.1              Press  release  dated  July 31, 2003 of Zoom Technologies,
                      Inc. (the "Company") announcing its financial results for the second quarter ended June 30, 2003.

Item 12.  Results of operations and financial condition.

     On July 31, 2003, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     Limitation on Incorporation by Reference. The information furnished in this
Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2003           ZOOM TECHNOLOGIES, INC.



                                    By:    /s/ Robert A. Crist
                                        --------------------------
                                            Robert A. Crist, Chief
                                            Financial Officer

                                  EXHIBIT INDEX

Exhibit Number        Description
--------------        -----------
    99.1              Press  release dated  July 31, 2003 of Zoom Technologies,
                      Inc. (the "Company") announcing its financial results for the second quarter ended June 30, 2003.

                                 EXHIBIT 99.1

        Zoom Technologies Reports Results for the Second Quarter of 2003
        ----------------------------------------------------------------

     Boston, July 31, 2003 -Zoom Technologies, Inc. (NASDAQ: ZOOM), a leading manufacturer of modems and other data communication products, today reported net sales of $7.5 million for its second quarter ending June 30, 2003, down 18% from $9.2 million in the second quarter of 2002.

     Zoom reported a net loss of $991 thousand, or $.13 per share, for the second quarter of 2003, an improvement over the net loss of $1.2 million, or $.15 per share, a year earlier.

     Gross profit was $1.8 million, or 23.3% of net sales, in the second quarter of 2003 compared to $2.0 million, or 21.5% of net sales, in the second quarter of 2002. Operating expenses were $2.8 million, or 37.3% of net sales, in the second quarter of 2003 compared to $3.2 million, or 34.8% of net sales, in the second quarter of 2002. The decline in operating expenses was primarily due to lower employee-related operating expenses and lower variable selling expenses.

     The net loss for the first six months of 2003 was $1.8 million, or $.23 per share, compared to the net loss of $4.7 million, or $.60 per share, for the first six months of 2002.

     Zoom's cash balance on June 30, 2003 was $8.4 million, up from $7.6 million on December 31, 2002. On June 30, 2003 Zoom had a current ratio of 5.3 and stockholders' equity of $11.7 million.

     "Zoom's balance sheet remains strong due to careful management of inventory and an overall emphasis on expense containment," said Frank Manning, Zoom's President and CEO. "Our number one challenge is revenues, where we've been trying to offset the industry-wide decline of the dial-up modem business at retail. We continue to work to grow our share of the dial-up modem business, and to grow our broadband modem business. In the most recent quarter we achieved our highest ADSL modem revenue ever, with good growth in the USA and Europe; and our announcement this week of successful testing by a leading U.S. provider of ADSL service should keep that momentum building. Product development at Zoom remains very active, and we are excited about the introductions we've planned for the second half of 2003 in the dial-up modem, ADSL modem, voice over IP, camera, and dialer areas."

Zoom has scheduled a Q2 2003 earnings conference call for Thursday July 31st at 5:00 p.m. Eastern Time. You may access the conference call by dialing (800) 373-0950 for calls made within the United States and dialing (973) 709-2088 for calls outside the United States. The call will also be simulcast to stock analysts and other interested parties on Zoom's website (www.zoom.com/Q2) and other financial and investor-oriented websites via the CCBN / Business Wire StreetEvents network. Shortly after the conference call, a recorded broadcast will be available on Zoom's website. For additional information, please contact Investor Relations, Zoom Technologies, 207 South Street, Boston, MA 02111, telephone (617) 423-1072, email investor@zoom.com, or visit Zoom's website at www.zoom.com.

This release contains forward-looking information relating to Zoom's plans, expectations and intentions, including statements relating to Zoom's plans for developing products, Zoom's market share, Zoom's ADSL modem test success, and Zoom's ADSL prospects and momentum. Actual results may be materially different from those expectations as a result of known and unknown risks, including Zoom's continuing losses; Zoom's ability to obtain additional financing for working capital and other purposes; Zoom's ability to effectively manage its inventory; uncertainty of new product development and introduction, including budget overruns, project delays and the risk that newly introduced products may contain undetected errors or defects or otherwise not perform as anticipated, and other delays in shipments of products; the early stage of development of the cable and ADSL data communications markets, the uncertainty of market growth of those markets, and Zoom's ability to more successfully penetrate those markets, which have been challenging markets with significant barriers to entry; Zoom's dependence on one or a limited number of suppliers for certain key components; rapid technological change; competition; and other risks set forth in Zoom's filings with the Securities and Exchange Commission. Zoom cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Zoom expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Zoom's expectations or any change in events, conditions or circumstance on which any such statement is based.

                            ZOOM TECHNOLOGIES, INC.
                          Consolidated Balance Sheets
                                  In thousands
                                  (Unaudited)

                                                    June 30,            Dec 31,
                                                      2003               2002
--------------------------------------------------------------------------------

Assets

Current assets:

        Cash                                          $ 8,417           $ 7,612
        Accounts receivable, net                        3,545             3,714
        Inventories, net                                4,467             6,783
        Prepaid expenses and other                        480             1,038
--------------------------------------------------------------------------------

               Total current assets                    16,909            19,147

Property and equipment, net                             3,131             3,486

Other non-current assets                                    -                 -
--------------------------------------------------------------------------------
               Total assets                           $20,040           $22,633
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

        Accounts payable                              $ 1,780           $ 2,407
        Accrued expenses                                1,163             1,207
        Current portion of long-term debt                 220               192
--------------------------------------------------------------------------------
               Total current liabilities                3,163             3,806

        Long-term debt                                  5,209             5,342
        Other non-current liabilities                       -                 -
--------------------------------------------------------------------------------
               Total liabilities                        8,372             9,148
--------------------------------------------------------------------------------
Stockholders' equity:

        Common stock and additional paid-in capital    28,245            28,245
        Treasury stock                                     (7)               (2)
        Retained earnings (deficit) and
         foreign currency translation                 (16,570)          (14,758)
--------------------------------------------------------------------------------
               Total stockholders' equity              11,668            13,485
--------------------------------------------------------------------------------
               Total liabilities &
               Stockholders' equity                   $20,040           $22,633
--------------------------------------------------------------------------------

                                  ZOOM TECHNOLOGIES, INC.
                          Consolidated Statements of Operations
                                      In thousands
                                       (Unaudited)

                                                   Three Months Ending       Six Months Ending
                                                 ----------------------     -------------------
                                                 6/30/03       6/30/02       6/30/03    6/30/02
-----------------------------------------------------------------------------------------------
Net sales                                         $7,537       $ 9,207       $15,075    $18,181
Cost of goods sold                                 5,777         7,225        11,170     14,408
-----------------------------------------------------------------------------------------------

    Gross profit                                   1,760         1,982         3,905      3,773

Operating expenses:
    Selling                                        1,227         1,492         2,589      3,065
    General and administrative                       843           852         1,801      1,763
    Research and development                         743           855         1,495      1,931
-----------------------------------------------------------------------------------------------
    Total operating expenses                       2,813         3,199         5,885      6,759
-----------------------------------------------------------------------------------------------
    Operating profit (loss)                       (1,053)        (1,217)      (1,980)    (2,986)

Other income (expense), net                           62            10           149         45
------------------------------------------------------------------------------------------------
    Income(loss) before income taxes                (991)        (1,207)      (1,831)    (2,941)

Income tax expense(benefit)                           -              -           -        2,013
------------------------------------------------------------------------------------------------
    Income (loss) before extraordinary gain         (991)        (1,207)      (1,831)    (4,954)

Extraordinary gain                                     -              -            -        255
------------------------------------------------------------------------------------------------
    Net income (loss)                             $ (991)      $ (1,207)    $ (1,831)   $(4,699)
------------------------------------------------------------------------------------------------

Basic and diluted earnings (loss) per share:

    Earnings (loss) per share before
      extraordinary gain                          $(0.13)       $ (0.15)    $  (0.23)   $ (0.63)
    Extraordinary gain                                 -              -            -       0.03
    Earnings (loss) per share                     $(0.13)       $ (0.15)    $  (0.23)   $ (0.60)
------------------------------------------------------------------------------------------------
Weighted average number of shares
outstanding:

        Basic and diluted                          7,852          7,861        7,853      7,861
------------------------------------------------------------------------------------------------